Exhibit 99.1

QXO to Acquire Beacon Roofing Supply for $11 Billion

GREENWICH, Conn. and HERNDON, Va. – March 20, 2025 – QXO, Inc. (NYSE: QXO) and Beacon Roofing Supply, Inc. (Nasdaq: BECN) today announced that they have entered into a definitive merger agreement under which QXO will acquire Beacon for $124.35 per share in cash. Beacon is a leading distributor of roofing, waterproofing and exterior products, with nearly 600 branches across the U.S. and Canada.

The boards of directors of both companies have unanimously approved the transaction, which values Beacon at approximately $11 billion, including all its outstanding debt. The transaction is expected to close by the end of April, subject to a majority of Beacon shares tendering in the offer and other customary closing conditions. Beacon’s board unanimously recommends that all shareholders tender their shares into the offer.

“Acquiring Beacon is a key milestone in our plan to create substantial shareholder value and establish QXO as a leader in the $800 billion building products distribution industry,” said Brad Jacobs, chairman and chief executive officer of QXO. “We will be applying our proven playbook to a platform ripe to deliver above-market organic growth and significant margin expansion.”

Stuart Randle, Beacon’s chairman, said, “Since QXO made its initial offer last November, we have evaluated strategic alternatives to enhance value for all of our shareholders. Following our Board’s comprehensive review, we concluded that this transaction is in the best interests of Beacon and its shareholders given the immediate premium and certainty of value in cash it offers, particularly in an uncertain environment.”

Julian Francis, president and chief executive officer of Beacon, said, “Since the launch of Ambition 2025 three years ago, we successfully transformed Beacon, delivering superior financial and operational results. We have a highly differentiated business with multiple paths to success, margin expansion and value creation, and thanks to the incredible talent and dedication of our employees, I know Beacon has a bright future ahead. We will now enter a new chapter of growth, true to our mission to help our customers build more.”

Terms
On January 27, 2025, QXO commenced an all-cash tender offer to acquire all of the outstanding shares of Beacon. QXO today announced that it has extended its current tender offer to expire at 5:00 p.m., New York City Time, on March 31, 2025.  QXO will amend its current tender offer on or prior to the new expiration date to reflect the terms of the definitive merger agreement with Beacon, including to reflect an offer price of $124.35 per share in cash. Beacon will also amend its recommendation statement on Schedule 14D-9 in support of such amended tender offer.

In connection with the transaction, QXO has withdrawn its nomination of 10 independent director nominees for election at Beacon’s 2025 annual meeting of shareholders and Beacon has exempted the tender offer from its previously adopted shareholder rights plan.

The acquisition has received antitrust clearance in the U.S. and Canada. QXO has $5 billion of cash and secured financing commitments covering the full purchase price, including debt refinancing and transaction costs. As reported earlier this week, QXO has also entered into purchase agreements with certain institutional investors for an $830 million private placement financing, subject to the completion of the Beacon acquisition.

Advisors
Morgan Stanley is acting as lead financial advisor to QXO. QXO is also being advised by Goldman Sachs, Citi, Centerview, Credit Agricole, Wells Fargo and Mizuho. Paul Weiss is acting as lead legal counsel to QXO, with Wachtell Lipton providing additional legal advice. J.P. Morgan is serving as financial advisor to Beacon and its board, and Lazard is serving as financial advisor to the Beacon board. Sidley Austin and Simpson Thacher are serving as legal advisors to Beacon.

About QXO
QXO provides technology solutions, primarily to clients in the manufacturing, distribution and service sectors. The company provides consulting and professional services, including specialized programming, training and technical support, and develops proprietary software. As a value-added reseller of business application software, QXO offers solutions for accounting, financial reporting, enterprise resource planning, warehouse management systems, customer relationship management, business intelligence and other applications. QXO plans to become a tech-forward leader in the $800 billion building products distribution industry. The company is targeting tens of billions of dollars of annual revenue in the next decade through accretive acquisitions and organic growth. Visit www.qxo.com for more information.

About Beacon
Founded in 1928, Beacon is a Fortune 500 company specializing in the distribution of roofing and complementary building products, including siding and waterproofing. The company operates over 580 branches throughout all 50 states in the U.S. and 7 provinces in Canada. Beacon serves an extensive base of nearly 110,000 customers, utilizing its vast branch network and service capabilities to provide high-quality products and support throughout the entire project lifecycle. Beacon offers its own private label brand, TRI-BUILT(R), and has a proprietary digital account management suite, Beacon PRO+(R), which allows customers to manage their businesses online. Visit www.becn.com for more information.

Cautionary Statement Regarding Forward-Looking Statements
This press release contains forward-looking statements. Statements that are not historical facts, including statements about beliefs, expectations, targets or goals, the expected timing of the closing of the proposed acquisition, the anticipated benefits of the proposed acquisition and expected future financial position and results of operations, are forward-looking statements. These statements are based on plans, estimates, expectations and/or goals at the time the statements are made, and readers should not place undue reliance on them. In some cases, readers can identify forward-looking statements by the use of forward-looking terms such as “may,” “will,” “should,” “expect,” “opportunity,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “target,” “goal,” or “continue,” or the negative of these terms or other comparable terms. Forward-looking statements involve inherent risks and uncertainties and readers are cautioned that a number of important factors could cause actual results to differ materially from those contained in any such forward-looking statements. Factors that could cause actual results to differ materially from those described herein include, among others: (i) the risk that the proposed acquisition may not be completed on the anticipated terms in a timely manner or at all; (ii) the failure to satisfy any of the conditions to the consummation of the proposed acquisition, including uncertainties as to how many of Beacon’s stockholders will tender their shares in the tender offer; (iii) the effect of the pendency of the proposed acquisition on each of QXO’s and Beacon’s business relationships with employees, customers or suppliers, operating results and business generally; (iv) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the merger agreement, including circumstances that require Beacon to pay a termination fee; (v) the possibility that the proposed acquisition may be more expensive to complete than anticipated, including as a result of unexpected factors or events, significant transaction costs or unknown liabilities; (vi) potential litigation and/or regulatory action relating to the proposed acquisition; (vii) the risk that the anticipated benefits of the proposed acquisition may not be fully realized or may take longer to realize than expected; (viii) the impact of legislative, regulatory, economic, competitive and technological changes; (ix) QXO’s ability to finance the proposed transaction, including the ability to obtain the necessary financing arrangements set forth in the commitment letters received in connection with the proposed acquisition; (x) unknown liabilities and uncertainties regarding general economic, business, competitive, legal, regulatory, tax and geopolitical conditions; and (xi) the risks and uncertainties set forth in QXO’s and Beacon’s SEC filings, including each company’s Annual Report on Form 10-K for the year ended December 31, 2024 and subsequent Quarterly Reports on Form 10-Q.

Forward-looking statements should not be relied on as predictions of future events, and these statements are not guarantees of performance or results. Forward-looking statements herein speak only as of the date each statement is made. QXO and Beacon do not undertake any obligation to update any of these statements in light of new information or future events, except to the extent required by applicable law.

Important Additional Information and Where to Find It
The information herein is for informational purposes only and does not constitute an offer to purchase or a solicitation of an offer to sell Beacon securities. QXO and Queen MergerCo, Inc. (the “Purchaser”) filed a Tender Offer Statement on Schedule TO with the SEC on January 27, 2025, and Beacon filed a Solicitation/Recommendation Statement on Schedule 14D-9 with respect to the tender offer with the SEC on February 6, 2025. The parties expect to file amendments to these tender offer materials to reflect the provisions of the merger agreement. Investors and security holders are urged to carefully read these materials as they contain important information that investors and security holders should consider before making any decision regarding tendering their common stock, including the terms and conditions of the tender offer. The Tender Offer Statement, the Solicitation/Recommendation Statement and related materials are filed with the SEC, and investors and security holders may obtain a free copy of these materials and other documents filed by QXO and Beacon with the SEC at the website maintained by the SEC at www.sec.gov. In addition, these materials will be made available to all investors and security holders of Beacon free of charge from the information agent for the tender offer: Innisfree M&A Incorporated, 501 Madison Avenue, 20th Floor, New York, NY 10022, toll-free telephone: +1 (888) 750-5834.

No Offer or Solicitation
This press release shall not constitute an offer to sell or the solicitation of an offer to buy any securities described herein, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or jurisdiction.

QXO Contacts:

Media
Joe Checkler
joe.checkler@qxo.com
203-609-9650

Steve Lipin / Lauren Odell
Gladstone Place Partners
212-230-5930

Investors
Mark Manduca
mark.manduca@qxo.com
203-321-3889

Scott Winter / Jonathan Salzberger
Innisfree M&A Incorporated
212-750-5833

Beacon Contacts:

Media
Jennifer Lewis
Jennifer.Lewis@becn.com
571-752-1048

Ed Trissel / Andrea Rose
Joele Frank, Wilkinson Brimmer Katcher
212-355-4449

Investors
Binit Sanghvi
Binit.Sanghvi@becn.com
972-369-8005

Bruce Goldfarb / Pat McHugh
Okapi Partners LLC
info@okapipartners.com
888-785-6673
212-297-0720